Income taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income taxes

10. INCOME TAXES

Deferred tax assets and deferred tax liabilities are recognized based on temporary differences between the financial reporting and tax basis of assets and liabilities using statutory rates. A valuation allowance is recorded against deferred tax assets if it is more likely than not that some or all of the deferred tax assets will not be realized. Based upon the Company’s history of operating losses and the uncertainty surrounding the realization of the favorable tax attributes in future tax returns, the Company has recorded a full valuation allowance against the Company’s otherwise recognizable net deferred tax assets. There was no significant income tax provision or benefit for the nine months ended September 30, 2018 or 2017.

In March 2018, the FASB issued ASU No. 2018-05, Income Taxes (Topic 740), Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118. The ASU adds various Securities and Exchange Commission (“SEC”) paragraphs pursuant to the issuance of the December 2017 SEC Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which was effective immediately. The SEC issued SAB 118 to address concerns about a reporting entity’s ability to timely comply with the accounting requirements to recognize all of the effects of the Tax Cuts and Jobs Act in the period of enactment. SAB 118 allows disclosure that timely determination of some or all of the income tax effects from the Tax Cuts and Jobs Act are incomplete by the due date of the financial statements and, if possible, to provide a reasonable estimate. The Company’s accounting for certain income tax effects is incomplete, but it has determined reasonable estimates for those effects and has included provisional amounts in its condensed consolidated financial statements as of September 30, 2018 and December 31, 2017.

13. INCOME TAXES

For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, the Company did not record a current or deferred income tax provision or benefit. The Company’s losses before income taxes for the periods presented consisted solely of domestic losses.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act tax reform legislation. This legislation makes significant changes in U.S. tax law including a reduction in the corporate tax rates, changes to net operating loss carryforwards and carrybacks, and a repeal of the corporate alternative minimum tax. The legislation reduced the U.S. corporate tax rate from the current rate of 35% to 21%. As a result of the enacted law, the Company was required to revalue deferred tax assets and liabilities at the enacted rate. This revaluation resulted in a decrease in net deferred tax assets of $12,600,000 and a corresponding reduction in the valuation allowance against these assets. There is no impact to income tax expense. The other provisions of the Tax Cuts and Jobs Act did not have a material impact on the 2017 consolidated financial statements.

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118, or SAB 118, to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed, including computations, in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company has recognized the provisional tax impacts related to the revaluation of the deferred tax assets and liabilities and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued, and actions the Company may take as a result of the Tax Reform Act. The accounting is expected to be complete when the 2017 U.S. corporate income tax return is filed in 2018.

The following table presents a reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to the effective income tax rate as reflected in the consolidated financial statements:

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Federal income tax expense at statutory rate	35.0%	35.0%	35.0%
State income tax, net of federal benefit	5.0%	5.0%	3.4%
Permanent differences	(0.7)%	0.0%	(0.2)%
Stock-based compensation	(1.9)%	(2.6)%	(6.3)%
Research credits	2.2%	1.9%	1.8%
Other, net	(1.3)%	(0.1)%	0.4%
Payroll Tax Credit Election	(0.7)%	0.0%	0.0%
Change in valuation allowance	(1.1)%	(39.2)%	(34.1)%
Deferred rate change	(36.5)%	0.0%	0.0%

Effective tax rate	0.0%	0.0%	0.0%

Deferred income tax assets and liabilities are determined based upon temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The following table presents the significant components of the Company’s deferred tax assets and liabilities:

	December 31, 2017	December 31, 2016
Deferred tax assets:
U.S. and state net operating loss carryforwards	$24,744,841	$24,322,172
Accruals and other temporary differences	202,301	529,462
Amortization	35,783	32,171
Stock-based compensation	1,591,131	1,847,441
Tax credit carryforward	1,964,189	1,423,292

Total deferred tax assets	28,538,245	28,154,538
Less valuation allowance	(28,533,755)	(28,127,611)

Deferred tax assets	4,490	26,927

Deferred tax liabilities:
Stock-based compensation	(4,490)	(23,316)
Depreciation	—	(3,611)
Accruals and other temporary differences	—	—

Deferred tax liabilities	(4,490)	(26,927)

Net deferred tax assets	$—	$—

As of December 31, 2017, the Company has U.S. federal net operating loss carryforwards of approximately $91,200,000 and U.S. state net operating loss carryforwards of approximately $90,400,000 ($7,100,000 tax affected), which are available to reduce future taxable income. The Company also had federal research and development tax credit carryforwards of approximately $1,600,000 and state research and development tax credit carryforwards of approximately $428,000, which may be used to offset future tax liabilities.

The Company adopted ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, for the quarter ended March 31, 2017. As a result of adoption, the deferred tax assets associated net operating losses increased by approximately $42,000. These amounts were offset by a corresponding increase in the valuation allowance. The adoption of ASU 2016-09 had no impact to the Company’s consolidated statement of operations, balance sheet, or retained earnings.

The Company’s federal and state operating loss carryforwards and tax credit carryforwards will expire at various dates through 2037. Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed financings since its inception which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future. The Company has not conducted an assessment to determine whether there may have been a Section 382 or 383 ownership changes.

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After considerations of all the evidence, both positive and negative, the Company continues to maintain a valuation allowance for the full amount of the 2017 deferred tax asset because it is more likely than not that the deferred tax asset will not be realized. The valuation allowance increased by approximately $406,000 from December 31, 2016 to December 31, 2017, primarily due to an increase in net operating losses.

The Company has no unrecognized tax benefits. Interest and penalty charges, if any, related to uncertain tax positions would be classified as income tax expenses in the accompanying consolidated statement of operations. At December 31, 2017 and 2016, the Company had no accrued interest or penalties related to uncertain tax positions.

Under the Protecting Americans from Tax Hikes Act, enacted in December 2015, certain qualified small businesses may elect to apply up to $250,000 of its federal research and development tax credit against the Social Security portion of its payroll tax liability. The Company elected the $250,000 credit on its 2016 tax return and utilized approximately $22,000 of the credit as a decrease to its payroll tax expense in 2017.